The accompanying condensed combined pro forma financial statements illustrate the effect of the stock exchange agreement between China Digital Communication Group and Subsidiaries and Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited, on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as March 31, 2006 is based on the historical balance sheets of China Digital Communication Group and Subsidiaries and Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited, as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2006. The pro forma condensed consolidated balance sheet as December 31, 2005 is based on the historical balance sheets of China Digital Communication Group and Subsidiaries and Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited, as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on January 1, 2005.

The pro forma condensed combined statements of operations for the year ended December 31, 2005 is based on the historical statements of operations of China Digital Communication Group and Subsidiaries and Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited, and assumes the acquisition took place on January 1, 2005. The pro forma condensed combined statement of operations for the three months ended March 31, 2006 is based on the historical statements of operations of China Digital Communication Group and Subsidiaries and Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited and assumes the acquisition took place on January 1, 2006. The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro form condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of China Digital Communication Group and Subsidiaries and Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Basis for Pro Forma Presentation

The unaudited pro forma combined condensed financial statements of Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited have been prepared on the basis of assumptions relating to the stock exchange agreement between China Digital Communication Group and Subsidiaries and Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited.

2. Calculation of Purchase Price

The purchase price comprises of $3 million in cash and 7,575,757 preferred shares. Each share of Preferred Stock entitles the holder thereof to seven votes per share on all matters to be voted on by the shareholders of the Company and is mandatorily convertible into one share of the Company’s common stock on June 29, 2011. Each share of Series A-1 Preferred Stock shall, with respect to rights on liquidation, dissolution or winding up, rank (i) on a parity with the Company’s common stock, and (ii) junior to any other class of the Company’s preferred stock. There is no established market for the preferred stock; hence the Company valued the preferred shares at the market value of the common share, $0.50 per share, on the date of acquisition.

Galaxy's investment in SONO		621,500

CHID's investment in Galaxy
Cash	3,000,000
Preferred stock
7,575,757 shares @$0.50	3,787,879
mkt rate as of date of acquisition		6,787,879

Total investment in subsidiaries		7,409,379

3. Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal period presented.

The adjustments are as follows:

(1) To record investment in Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited.

(2) To eliminate the investment in subsidiary and equity of Galaxy View International, Ltd. and Shenzhen Sono Digital Electronic Technologies Company Limited.

China Digital Communication Group and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2005

Assets	China Digital Communication Group and Subsidiaries	Galaxy View International, Ltd.	Shenzhen Sono Digital Electronic Technologies Company Limited		Pro Forma Adjustments	Pro Forma

Current Assets
Cash and cash equivalents	$2,061,213	$0	$197,889			$2,259,102
Accounts receivable	2,219,870	-	1,908,466			4,128,336
Inventory	343,705	-	153,884			497,589
Prepaid expenses	130,501	-	-			130,501
Other receivables	10,395	-	334,246			344,641

Total Current Assets	4,765,684	-	2,594,485			7,360,169

Fixed assets, net	684,298	-	24,206			708,504

Other Assets
Deposits	3,100	-	-			3,100
Investment in subsidiary		621,500		1	6,787,879	-
				2	(621,500)
				2	(6,787,879)
Goodwill	1,865,067	-	-	2	6,279,822	8,144,889

Total Current Assets	1,868,167	-	-			8,147,989

Total Assets	$7,318,149	$0	$2,618,691			$16,216,662

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$903,467	$0	$940,599		-	$1,844,066
Due to related party	174,600		-			174,600
Deferred revenue	81,050	-	69,949			150,999
Provision for income tax	100,822	-	11,620			112,442
Short term note payable	248,000	-	1,088,466			1,336,466

Total Current Liabilites	1,507,939	-	2,110,634			3,618,573

Long-term debt, net of current portion	-	-	-	1	3,000,000	3,000,000

Total Liabilities	1,507,939	-	2,110,634			6,618,573

Stockholders' Equity
Common stock	54,461	-	-			54,461
Preferred stock				1	1,700	1,700
Registered share capital	-	50,000	605,000	2	(655,000)	-
Subscription receivable	-	(50,000)	-	2	50,000	-
Additional paid in capital	2,913,114	621,500	-	1	3,786,179	6,699,293
				2	(621,500)
Statutory reserve	94,327					94,327
Other comprehensive income	111,684	-	(6,389)	2	6,389	111,684
Retained earnings (deficits)	2,636,624	-	(90,554)	2	90,554	2,636,624
					-

Total Stockholders' Equity	5,810,210	621,500	508,057			9,598,089

Total Liabilities and
Stockholders' Equity	7,318,149	621,500	2,618,691		$11,316,644	16,216,662

China Digital Communication Group and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Year Ended December 31, 2005

	China Digital Communication Group and Subsidiaries	Galaxy View International, Ltd.	Shenzhen Sono Digital Electronic Technologies Company Limited	Pro Forma Adjustments	Pro Forma

Sales revenue	$12,742,088	$0	$5,339,654		$18,081,742

	12,742,088	-	5,339,654		18,081,742

Cost of goods sold	8,971,859	-	2,491,064		11,462,923

	8,971,859	-	2,491,064		11,462,923

Gross Profit	3,770,229	-	2,848,590		6,618,819

General, selling and
administrative expenses	1,005,198	-	627,399	-	1,632,597

Operating income	2,765,031	-	2,221,191	-	4,986,222

Nonoperating income ( expense )

Interest income	3,877	-	8,093		11,970
Interest expenses	(32,856)	-	-		(32,856)

Total nonoperating income ( expenses )	(28,979)	-	8,093		(20,886)

Income ( loss ) before provision for income tax	2,736,052	-	2,229,284		4,965,336

Provision for income taxes	111,773	-	360,679		472,452

Net income	$2,624,279	$0	$1,868,605	-	$4,492,884

Net income (loss) per share:
Basic & diluted					$0.08

Weighted average number of shares outstanding:
Basic & diluted					54,460,626

China Digital Communication Group and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2006

Assets	China Digital Communication Group and Subsidiaries	Galaxy View International, Ltd.	Shenzhen Sono Digital Electronic Technologies Company Limited		Pro Forma Adjustments	Pro Forma

Current Assets
Cash and cash equivalents	$3,610,109	$0	$664,132			$4,274,241
Accounts receivable	1,297,433	-	896,962			2,194,395
Inventory	243,142	-	104,832			347,974
Prepaid expenses	235,466	-	-			235,466
Other receivables	10,462	-	361,279			371,741

Total Current Assets	5,396,612	-	2,027,205			7,423,817

Fixed assets, net	641,522	-	47,981			689,503

Other Assets
Deposits	3,100	-	2,496			5,596
Cash advance for business acquisition	3,000,000			1	(3,000,000)	-
Investment in subisiaries		621,500		1	6,787,879	-
				2	(6,787,879)
				2	(621,500)
Goodwill	1,865,067	-	-	2	6,385,023	8,250,090

Total Current Assets	4,868,167	-	2,496			8,255,686

Total Assets	$10,906,301	$0	$2,077,682			$16,369,006

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$785,582	$0	$1,581,101		-	$2,366,683
Due to related party	174,600		-			174,600
Deferred revenue	1,965	-	93,725			95,690
Provision for income tax	56,215	-	-			56,215
Short term note payable	249,600	-	-			249,600

Total Current Liabilites	1,267,962	-	1,674,826			2,942,788

Long-term debt, net of current portion	3,000,000	-	-			3,000,000

Total Liabilities	4,267,962	-	1,674,826			5,942,788

Stockholders' Equity
Common stock	72,961	-	-			72,961
Preferred stock	-			1	1,700	1,700
Registered share capital	-	50,000	605,000	2	(655,000)	-
Subscription receivable	-	(50,000)	-	2	50,000	-
Additional paid in capital	12,514,614	621,500	-	1	3,786,179	16,300,793
				2	(621,500)
Advance for business acquisition	(9,620,000)	-	-			(9,620,000)
Statutory reserve	128,784	-	-			128,784
Other comprehensive income	203,030	-	(3,563)	2	3,563	203,030
Retained earnings (deficits)	3,338,950	-	(198,581)	2	198,581	3,338,950
					-

Total Stockholders' Equity	6,638,339	621,500	402,856			10,426,218

Total Liabilities and
Stockholders' Equity	$10,906,301	$621,500	$2,077,682		$5,527,046	$16,369,006

China Digital Communication Group and Subsidiaries
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Period January 1, 2006 through March 31, 2006

	China Digital Communication Group and Subsidiaries	Galaxy View International, Ltd.	Shenzhen Sono Digital Electronic Technologies Company Limited	Pro Forma Adjustments	Pro Forma

Sales revenue	$3,183,547	$0	$87,934		$3,271,481

	3,183,547	-	87,934		3,271,481

Cost of goods sold	2,209,267	-	65,976		2,275,243

	2,209,267	-	65,976		2,275,243

Gross Profit	974,280	-	21,958		996,238

General, selling and
administrative expenses	171,967	-	128,476	-	300,443

Operating income ( loss )	802,313	-	(106,518)	-	695,795

Nonoperating income ( expense )

Interest income	5,115	-	340		5,455
Other expense	(268)	-	-		(268)
Interest expense	(29,840)	-	(1,848)		(31,688)

Total nonoperating income ( expenses )	(24,993)	-	(1,508)		(26,501)

Income ( loss ) before provision for income tax	777,320	-	(108,026)		669,294

Provision for income taxes	40,537	-	-		40,537

Net income ( loss )	$736,783	$0	($108,026)	-	$628,757